UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 9, 2010

CIB Marine Bancshares, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	000-24149	37-1203599
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1930 West Bluemound Road, Suite D, Waukesha, Wisconsin		53186
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	262-695-6010

N27 W24025 Paul Court, Pewaukee, Wisconsin 53072
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its annual meeting in May 2010, CIB Marine Bancshares, Inc. announced the promotions of its current Chief Credit Officer, Charles J. Ponicki, to the position of Chief Operating Officer and President, and its Chief Investment Officer, Patrick J. Straka, to the position of Chief Financial Officer. Both promotions were subject to approval by banking regulatory agencies.

The Board of Directors of the Registrant is pleased to report that regulatory approval has been received for Messrs. Ponicki and Straka and that both individuals have assumed these new titles at CIB Marine Bancshares and CIBM Bank, the Registrant's banking subsidiary, effective August 9, 2010. Mr. Ponicki has also joined the Board of Directors CIBM Bank.

Mr. Ponicki, 59, has served as Senior Vice President and Chief Credit Officer of CIB Marine since January 2008, and was Wisconsin Market President of Marine Bank from September 2007 to December 2007. From 2006 to September 2007, Mr. Ponicki provided acquisition sourcing and due diligence, credit policy and governance, and de novo formation consulting services to banks. From 2002 to 2005, Mr. Ponicki was Executive Vice President of Business Banking at Cole Taylor Bank. In conjunction with his promotion, the Board approved an increase in Mr. Ponicki's base salary of $10,300.

Mr. Straka, 43, has served as Senior Vice President, Chief Investment Officer and Economist of CIB Marine since February 1999. Mr. Straka's base salary was not increased in connection with his promotion.

Mr. John P. Hickey, Jr., will continue to serve as the Registrant's CEO and Chairman of the Board of Directors. Mr. Hickey has advised the Board of Directors that he intends to retire from the position of CEO in late 2010 or early 2011. He will continue to serve as Chairman of the Reigstrant following his retirement as CEO. The Registrant has a Board-approved succession plan that it intends to follow upon Mr. Hickey's retirement and regulatory approval of his successor.

Item 8.01 Other Events.

CIB Marine Bancshares, Inc. issued a shareholder letter on August 10, 2010, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Shareholder Letter issued August 10, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIB Marine Bancshares, Inc.

August 10, 2010	By:	John P. Hickey, Jr.

Name: John P. Hickey, Jr.
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Shareholder letter issued August 10, 2010.